UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): February 2, 2005

Buckeye Partners, L.P.

(Exact name of registrant as specified in its charter)

Delaware	1-9356	23-2432497

(State or Other	(Commission File	(I.R.S. Employer
Jurisdiction of	Number)	Identification No.)
Incorporation)

5002 Buckeye Road
P.O. Box 368
Emmaus, PA	18049

(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (484) 232-4000

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01 Financial Statements and Exhibits
SIGNATURE
Exhibit Index
UNDERWRITING AGREEMENT, DATED FEBRUARY 2, 2005
OPINION OF MORGAN, LEWIS & BOCKIUS LLP REGARDING LEGALITY OF OFFERED UNITS

Item 9.01 Financial Statements and Exhibits.

(c)	Exhibits.

1.1	Underwriting Agreement, dated February 2, 2005, among Goldman, Sachs & Co., Buckeye Partners, L.P. and Buckeye GP LLC

5.1	Opinion of Morgan, Lewis & Bockius LLP regarding legality of Offered Units

23.1	Consent of Morgan, Lewis & Bockius LLP (included in its opinion filed as Exhibit 5.1)

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BUCKEYE PARTNERS, L.P.

By:	Buckeye GP LLC,
its General Partner

	By:	/s/ Stephen C. Muther

Stephen C. Muther
Senior Vice President—Administration,
General Counsel and Secretary

Dated: February 4, 2005

Exhibit Index

Exhibit

1.1	Underwriting Agreement, dated February 2, 2005, between Goldman, Sachs & Co., as underwriter, Buckeye Partners, L.P. and Buckeye GP LLC

5.1	Opinion of Morgan, Lewis & Bockius LLP regarding legality of Offered Units

23.1	Consent of Morgan, Lewis & Bockius LLP (included in its opinion filed as Exhibit 5.1)